Three months ended June 30, 2026
Percentage change versus the year-ago period
	Reported (GAAP) Net Sales Growth / (Decrease)	Reported Volume	Acquisitions & Divestitures (1)	Foreign Exchange Impact	Price Mix and Other (2)	Organic Sales Growth / (Decrease) (Non-GAAP) (3)	Organic Volume (4)
Health and Wellness (4)	16%	10%	28%	—%	6%	(12)%	(15)%
Household	(18)	(16)	—	—	(2)	(18)	(16)
Lifestyle	(17)	(14)	—	—	(3)	(17)	(14)
International	4	(1)	—	3	2	1	(1)
Total Company (4)(5)	(2)%	(3)%	10%	1%	—%	(13)%	(13)%

Twelve months ended June 30, 2026
Percentage change versus the year-ago period
	Reported (GAAP) Net Sales Growth / (Decrease)	Reported Volume	Acquisitions & Divestitures (1)	Foreign Exchange Impact	Price Mix and Other (2)	Organic Sales Growth / (Decrease) (Non-GAAP) (3)	Organic Volume (4)
Health and Wellness (4)	—%	(1)%	8%	—%	1%	(8)%	(8)%
Household	(11)	(9)	—	—	(2)	(11)	(9)
Lifestyle	(14)	(12)	—	—	(2)	(14)	(12)
International	5	—	—	3	2	2	—
Total Company (4)(5)	(5)%	(5)%	3%	—%	—%	(8)%	(7)%
(1)The divestiture impact is calculated as net sales from the Better Health VMS business after the sale date in the twelve month year-ago period. The acquisition impact is calculated as net sales from GOJO after the acquisition date in the current three and twelve month periods.
(2)This represents the net impact on net sales growth / (decrease) from pricing actions, mix, trade promotion spending, mix from acquisitions and divestitures and other factors. In the three months ended June 30, 2026, the impact from acquisition mix was 3% and 0% for Health and Wellness and Total Company, respectively. In the twelve months ended June 30, 2026, the impact from acquisition and divestiture mix was 1% for both Health and Wellness and Total Company.
(3)Organic sales growth / (decrease) is defined as net sales growth / (decrease) excluding the effect of any acquisitions and divestitures and foreign exchange rate changes. See below for reconciliation of organic sales growth / (decrease) to net sales growth / (decrease), the most directly comparable GAAP financial information.
Management believes that the presentation of organic sales growth / (decrease) is useful to investors because it excludes sales from any acquisitions and divestitures, which results in a comparison of sales only from the businesses that the company was operating throughout the relevant periods, and the impact of foreign exchange rate changes, which are out of the control of the company and management. However, organic sales growth / (decrease) may not be the same as similar measures provided by other companies due to potential differences in methods of calculation and items being excluded.
(4)Organic volume represents volume excluding the effect of any acquisitions and divestitures. In the three months ended June 30, 2026, the volume impact of the acquisition was 25% and 10% for Health and Wellness and Total Company, respectively. In the twelve months ended June 30, 2026, the volume impact of acquisitions and divestitures was 7% and 2% for Health and Wellness and Total Company, respectively.
(5)Total Company includes Corporate and Other. Corporate and Other includes the results of the Better Health VMS business through the date of divestiture.

The following table provides a reconciliation of organic sales growth / (decrease) (non-GAAP) to net sales growth / (decrease) (GAAP), the most comparable GAAP measure:

	Three months ended June 30, 2026
	Percentage change versus the year-ago period
	Health and Wellness	Household	Lifestyle	International	Total Company (1)
Net sales growth / (decrease) (GAAP)	16%	(18)%	(17)%	4%	(2)%
Add: Foreign Exchange	—	—	—	(3)	(1)
Add/(Subtract): Divestitures/Acquisitions (2)	(28)	—	—	—	(10)
Organic sales growth / (decrease) (non-GAAP)	(12)%	(18)%	(17)%	1%	(13)%

	Twelve months ended June 30, 2026
	Percentage change versus the year-ago period
	Health and Wellness	Household	Lifestyle	International	Total Company (1)
Net sales growth / (decrease) (GAAP)	—%	(11)%	(14)%	5%	(5)%
Add: Foreign Exchange	—	—	—	(3)	—
Add/(Subtract): Divestitures/Acquisitions (2)	(8)	—	—	—	(3)
Organic sales growth / (decrease) (non-GAAP)	(8)%	(11)%	(14)%	2%	(8)%
(1)Total Company includes Corporate and Other. Corporate and Other includes the results of the Better Health VMS business through the date of divestiture.
(2)The divestiture impact is calculated as net sales from the Better Health VMS business after the sale date in the twelve month year-ago period. The acquisition impact is calculated as net sales from GOJO after the acquisition date in the current three and twelve month periods.

Supplemental Unaudited Condensed Information – Gross Margin Drivers
The table below provides details on the drivers of gross margin change versus the year-ago period.

Driver	Gross Margin Change vs. Prior Year (basis points)
	FY25					FY26
	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY
Cost Savings	+240	+170	+170	+160	+190	+140	+170	+170	+170	+160
Price Changes	+20	+10	+10	+10	+10	+20	+60	+60	+50	+50
Market Movement (commodities)	+20	-20	-40	-50	-20	-30	0	-50	-120	-50
Manufacturing & Logistics	-10	-30	+40	-170	-40	-180	-240	-210	-90	-170
All other (1) (2) (3) (4) (5)	+470	-100	+60	+50	+80	-360	-50	-110	-530	-280
Change vs prior year	+740	+30	+240	0	+220	-410	-60	-140	-520	-290

Gross Margin (%)	45.8%	43.8%	44.6%	46.5%	45.2%	41.7%	43.2%	43.2%	41.3%	42.3%
(1)In Q1 of fiscal year 2025, "All other" includes the positive impact from higher shipment volumes.
(2)In Q2 of fiscal year 2025, "All other" includes the negative impact from lower shipment volumes.
(3)In Q1 of fiscal year 2026, "All other" includes the negative impact from lower shipment volumes.
(4)In Q3 of fiscal year 2026, "All other" includes the negative impact from mix and assortment.
(5)In Q4 of fiscal year 2026, "All other" includes the negative impact from lower shipment volumes and the negative impact of the inventory step-up of the GOJO acquisition.

Supplemental Unaudited Condensed Information – Cash Flow
For the quarter ended June 30, 2026

Capital expenditures for the fourth quarter were $86 million versus $75 million in the year-ago quarter (Fiscal year 2026 = $207 million).
Depreciation and amortization expense for the fourth quarter was $78 million versus $57 million in the year-ago quarter (Fiscal year 2026 = $247 million).
Net cash provided by operations in the fourth quarter was $330 million, or 16.9% of net sales (Fiscal year 2026 = $612 million, or 9.1% of net sales).

Supplemental Unaudited Condensed Information – Adjusted Free Cash Flow
Fiscal Year Adjusted Free Cash Flow Reconciliation

Dollars in Millions and percentages based on rounded numbers

	Fiscal year 2026	Fiscal year 2025
Net cash provided by operations – GAAP	$612	$981
Less: Capital expenditures	(207)	(220)
Add: Venture agreement termination payment (2)	476	—
Adjusted Free cash flow – non-GAAP (1)	$881	$761
Free cash flow as a percentage of net sales – non-GAAP (1)	13.1%	10.7%
Net sales	$6,720	$7,104
(1)In accordance with the SEC's Regulation G, this schedule provides the definition of certain non-GAAP measures and the reconciliation to the most closely related GAAP measure. Management uses free cash flow and free cash flow as a percentage of net sales to help assess the cash generation ability of the business and funds available for investing activities, such as acquisitions, investing in the business to drive growth and financing activities, including debt payments, dividend payments and stock repurchases. Adjusted free cash flow does not represent cash available only for discretionary expenditures since the Company has mandatory debt service requirements and other contractual and non-discretionary expenditures. In addition, free cash flow may not be the same as similar measures provided by other companies due to potential differences in methods of calculation and items being excluded. These non-GAAP financial measures should not be considered in isolation or as a substitute for the comparable GAAP measures and should be read in connection with the company’s consolidated financial statements presented in accordance with GAAP.
(2)During the third quarter of fiscal year 2026, the Company completed the purchase of The Procter & Gamble Company’s (P&G) interest in the Company’s Glad® bags and wraps business. Management believes adjusting free cash flow to exclude this one‑time payment provides useful information for period‑over‑period comparability and enables investors to better evaluate the Company’s underlying operating performance, consistent with how management assesses operating results.

Supplemental Unaudited Reconciliation of Earnings Before Income Taxes to EBIT (1)(3) and Adjusted EBIT (2)(3)
Dollars in millions and percentages based on rounded numbers

	FY 2025					FY 2026

	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY
	9/30/24	12/31/24	3/31/25	6/30/25	6/30/25	9/30/25	12/31/25	3/31/26	6/30/26	6/30/26
Earnings (losses) before income taxes	$177	$237	$254	$410	$1,078	$107	$215	$256	$213	$791
Interest income	(3)	(2)	(2)	(2)	(9)	(2)	(1)	(4)	(1)	(8)
Interest expense	21	22	23	22	88	23	25	27	55	130
EBIT (1)(3)	$195	$257	$275	$430	$1,157	$128	$239	$279	$267	$913
EBIT margin (1)(3)	11.1%	15.2%	16.5%	21.6%	16.3%	9.0%	14.3%	16.7%	13.7%	13.6%
Loss on divestiture(4)	118	—	—	—	118	—	—	—	—	—
Acquisition and integration costs (5)	—	—	—	—	—	—	—	7	51	58
Cyberattack costs, net of insurance recoveries (6)	(10)	(25)	(35)	—	(70)	—	—	—	—	—
Digital capabilities and productivity enhancements investment (7)	29	26	26	30	111	32	17	10	—	59
Adjusted EBIT – non-GAAP (2)(3)	$332	$258	$266	$460	$1,316	$160	$256	$296	$318	$1,030
Adjusted EBIT margin (2)(3)	18.8%	15.3%	15.9%	23.1%	18.5%	11.2%	15.3%	17.7%	16.3%	15.3%
Net sales	$1,762	$1,686	$1,668	$1,988	$7,104	$1,429	$1,673	$1,670	$1,948	$6,720
(1)EBIT (a non-GAAP measure) represents earnings (losses) before income taxes (a GAAP measure), excluding interest income and interest expense, as reported above. EBIT margin is the ratio of EBIT to net sales.
(2)Adjusted EBIT (a non-GAAP measure) represents earnings (losses) before income taxes (a GAAP measure), excluding interest income, interest expense and other significant items that are nonrecurring or unusual (such as the incremental costs and insurance recoveries related to the August 2023 cyberattack, asset impairments, charges related to the digital capabilities and productivity enhancements investment, transaction and integration costs related to acquisitions, significant losses related to divestitures and other nonrecurring or unusual items as reported above). Adjusted EBIT margin is the ratio of adjusted EBIT to net sales. Refer to the Non-GAAP Financial Information within the earnings release for further discussion on the adjustments presented.
(3)In accordance with the SEC's Regulation G, this schedule provides the definition of certain non-GAAP measures and the reconciliation to the most closely related GAAP measure. Management believes the presentation of EBIT, EBIT margin, adjusted EBIT and adjusted EBIT margin provides useful additional information to investors about trends in the company's operations and is useful for comparability of performance over time. These non-GAAP financial measures should not be considered in isolation or as a substitute for the comparable GAAP measures. In addition, these non-GAAP financial measures may not be the same as similar measures provided by other companies due to potential differences in methods of calculation and items being excluded. They should be read in connection with the company’s consolidated financial statements presented in accordance with GAAP.
(4)Represents the loss related to the divestiture of the Better Health VMS businesses.
(5)Represents the expenses related to the company’s acquisition and integration of GOJO.
(6)Reflects insurance recoveries related to the cyberattack.
(7)Reflects the operating expenses incurred by the company related to its digital capabilities and productivity enhancements investment. The majority of these expenses relate to external consulting fees. The remaining expenses relate to internal IT project management and supporting personnel costs and other costs.

Supplemental Unaudited Reconciliation of Non-GAAP Measures (1)(2)
(Dollars in millions except per share data)

Reconciliation of Non-GAAP Measures
	Three months ended June 30, 2026
	As Reported GAAP	Acquisition and integration costs (3)	Adjusted (non-GAAP) (1)(2)
Cost of products sold	$1,144	$(30)	$1,114
Gross profit	804	30	834
Gross margin	41.3%		42.8%

Selling and administrative expenses	298	(21)	277
Percent of net sales	15.3%		14.2%

Other (income) expense, net	(10)	—	(10)

Net earnings attributable to Clorox	163	39	202

Diluted net earnings per share	$1.34	$0.32	$1.66

Reconciliation of Non-GAAP Measures
	Twelve months ended June 30, 2026
	As Reported GAAP	Acquisition and integration costs (3)	Digital capabilities and productivity enhancements investment (4)	Adjusted (non-GAAP) (1)(2)
Cost of products sold	$3,876	$(31)	$—	$3,845
Gross profit	2,844	31	—	2,875
Gross margin	42.3%			42.8%

Selling and administrative expenses	1,066	(27)	(59)	980
Percent of net sales	15.9%			14.6%

Other (income) expense, net	(8)	—	—	(8)

Net earnings attributable to Clorox	587	44	45	676

Diluted net earnings per share	$4.81	$0.36	$0.36	$5.53

(1)Adjusted Cost of Products Sold, Adjusted Gross Profit, Adjusted Gross Margin, Adjusted Selling and Administrative expenses, Adjusted Other Income (Expense), Adjusted Net Earnings Attributable to Clorox, and Adjusted Diluted Net Earnings Per Share are calculated in accordance with GAAP, that excludes or has otherwise been adjusted for significant items that are nonrecurring or unusual that are not indicative of the Company’s underlying operations. Non-GAAP measures may not be the same as similar measures provided by other companies due to potential differences in methods of calculation or differences in which items are incorporated into these adjustments.
(2)The Non-GAAP measures listed above are supplemental information that management uses to help evaluate the company's historical and prospective financial performance on a consistent basis over time. Management believes that by adjusting for certain items affecting comparability of performance over time investors and management are able to gain additional insight into the company's underlying operating performance on a consistent basis over time.
(3)Represents the expenses related to the company’s acquisition and integration of GOJO.
(4)Reflects the operating expenses incurred by the company related to its digital capabilities and productivity enhancements investment. The majority of these expenses relate to external consulting fees. The remaining expenses relate to internal IT project management and supporting personnel costs and other costs.

Adjusted Diluted Earnings Per Share (EPS)
(Dollars in millions except per share data)

	Diluted earnings per share
	Three months ended
	6/30/2026	6/30/2025	% Change
As reported (GAAP)	$1.34	$2.68	(50)%
Acquisition and integration costs (2)	0.32	—
Digital capabilities and productivity enhancements investment (4)	—	0.19
As adjusted (Non-GAAP) (5)(6)	$1.66	$2.87	(42)%

	Diluted earnings per share
	Twelve months ended
	6/30/2026	6/30/2025	% Change
As reported (GAAP)	$4.81	$6.52	(26)%
Loss on divestiture (1)	—	0.94
Acquisition and integration costs (2)	0.36	—
Cyberattack costs, net of insurance recoveries (3)	—	(0.42)
Digital capabilities and productivity enhancements investment (4)	0.36	0.68
As adjusted (Non-GAAP) (5)(6)	$5.53	$7.72	(28)%

(1)During the twelve months ended June 30, 2026, the company incurred an after tax charge of $118 related to the divestiture of the Better Health VMS business.
(2)During the three and twelve months ended June 30, 2026, the company incurred approximately $51 ($39 after tax) and $58 ($44 after tax), of costs related to the GOJO acquisition.
(3)During the twelve months ended June 30, 2025, the company recognized $70 ($53 after tax) of insurance recoveries related to the August 2023 cyberattack.
(4)During the three and twelve months ended June 30, 2026, the company incurred $0 and approximately $59 ($45 after tax), respectively, and during the three and twelve months ended June 30, 2025, the company incurred approximately $30 ($23 after tax), and $111 ($85 after tax), respectively, of operating expenses related to its digital capabilities and productivity enhancements investment.
(5)Adjusted EPS is defined as diluted earnings (losses) per share that excludes or has otherwise been adjusted for significant items that are nonrecurring or unusual. The income tax effect on non-GAAP items is calculated based upon the tax laws and statutory income tax rates applicable in the tax jurisdiction(s) of the underlying non-GAAP adjustment.
(6)Adjusted EPS is supplemental information that management uses to help evaluate the company's historical and prospective financial performance on a consistent basis over time. Management believes that by adjusting for certain items affecting comparability of performance over time, such as the incremental costs and insurance recoveries related to the August 2023 cyberattack, asset impairments, charges related to the digital capabilities and productivity enhancements investment, transaction and integration costs related to acquisitions, significant losses related to divestitures and other nonrecurring or unusual items, investors and management are able to gain additional insight into the company's underlying operating performance on a consistent basis over time. However, adjusted EPS may not be the same as similar measures provided by other companies due to potential differences in methods of calculation or differences in which items are incorporated into these adjustments. Refer to the Non-GAAP Financial Information within the earnings release for further discussion on the adjustments presented.

	Full year 2027 outlook
	Estimated range
	Diluted earnings per share
	Low	High
As estimated (GAAP)	$5.41	$5.71
Acquisition and integration costs (7)	0.29	0.29
As adjusted (Non-GAAP) (5)(6)	$5.70	$6.00
(7)In fiscal year 2027, the company expects to incur approximately $46 ($35 after tax) of costs related to the GOJO acquisition.